Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
3134A4TX7
3128X02N8
3128X1BL0
Issuer
FREDDIE MAC
FREDDIE MAC
FREDDIE MAC
Underwriters
GS.LEH, CITI, ML, MS, CSFB, CHASE, DB,
UBS, BSCO, JPM, BofA
CSFB
BSCO, MS, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FHLMC 4.5%, 7/15/2013
FHLMC 4.375%, 3/28/2013
FHLMC 4.75%, 5/6/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
LEH, BofA, ML, JP
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/16/2003
3/6/2003
4/29/2003
Total dollar amount of offering sold to QIBs
 $                                                                  -
 $                                                       -
 $                                             -
Total dollar amount of any concurrent public offering
 $                                                4,000,000,000
 $                                          25,000,000
 $                           1,000,000,000
Total
 $                                                4,000,000,000
 $                                          25,000,000
 $                           1,000,000,000
Public offering price
 $                                                             99.68
 $                                                100.00
 $                                      100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.15%
0.50%
0.23%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
4.51%
4.38%
4.75%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security
Performance
Fund Performance
Sell
Date*
Chicago Funds







Scudder U.S. Government Securities
Fund
Chicago
 $                        21,270,000
 $
21,202,361
0.53%
-3.34%
0.41%
8/19/2003
Total

 $                        21,270,000
 $
21,202,361
0.53%












Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
31359NTR4
3136F3BL9
3136F3QB5
Issuer
FANNIE MAE
FANNIE MAE
FANNIE MAE
Underwriters
CSFB, HSBC, Lehman, BS, Blaylock,
Countrywide, DBSI, FTN, GS, JP Morgan,
Merrill, MS, UBS
Merrill
CSFB, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FNMA 3.375%, 12/15/2008
FNMA 3.375%, 3/11/2008
FNMA 3.375%, 5/5/2008
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/19/2003
2/25/2003
4/22/2003
Total dollar amount of offering sold to QIBs
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total dollar amount of any concurrent public offering
 $                                                  4,000,000,000
 $                                                     125,000,000
 $                                                     155,000,000
Total
 $                                                  4,000,000,000
 $                                                     125,000,000
 $                                                     155,000,000
Public offering price
 $                                                               99.47
 $                                                             100.00
 $                                                             100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.10%
0.20%
0.20%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
3.39%
3.38%
3.38%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Intermediate Government
Trust
Chicago
 $                  4,500,000
 $                  4,476,150
0.11%
0.74%
1.05%
12/31/2003
Scudder U.S. Government Securities
Fund
Chicago
 $
36,000,000
 $
35,809,200
0.90%
0.74%
0.46%
12/31/2003
Total

 $
40,500,000
 $
40,285,350
1.01%